UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2004

AFFILIATED MANAGERS GROUP, INC.

(Exact name of Registrant as specified in charter)

Delaware	001-13459	04-3218510
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

600 Hale Street Prides Crossing, Massachusetts		01965
(Address of principal executive offices)		(Zip Code)

(617) 747-3300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Press Release dated April 28, 2004.

Item 12. Results of Operations and Financial Condition.

The following information is being furnished under Item 12 of Form 8-K. On April 28, 2004, Affiliated Managers Group, Inc. issued a press release setting forth its financial and operating results for the quarter ended March 31, 2004. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date: April 28, 2004	By:	/s/ Darrell W. Crate
Darrell W. Crate
Executive Vice President, Chief
Financial Officer and Treasurer
(and also as Principal Financial and
Accounting Officer)

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EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release dated April 28, 2004